Exhibit 10.1

DEBT CONVERSION AGREEMENT

         THIS DEBT CONVERSION AGREEMENT (“AGREEMENT”), dated as April 28, 2017 (the “Effective Date”) is entered into by and among Advanced Biomedical Technologies Inc., a Nevada corporation (the "Company"), and Titan Technology Development Ltd., a Hong Kong corporation (“LENDER”) (LENDER and Company each a “Party” and collectively the “Parties”).

         WHEREAS LENDER owns 25,054,881 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) or 37.32% of the Company’s total outstanding common stock;

         WHEREAS, as at January 31, 2017, the Company’s debt outstanding to the LENDER totals approximately $3,170,952 in principle (the “Principle”) and $524,753 in accrued interest (the “Interest”);

          WHEREAS, LENDER desires to convert $100,000 of the Interest into Common Stock (the "Debt Conversion"), as set forth herein;

          WHEREAS, the Company’s investment advisor has advised the Company that Debt Conversion is necessary in order to attract new equity capital into the Company on favourable market terms;

          WHEREAS, LENDER and the Company desire to enter into this Agreement to provide the terms and conditions of the Debt Conversion;

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the Parties agree as follows:

         1. DEBT CONVERSION.

(a)

As of the Effective Date, the Company agrees to allow the LENDER to convert $100,000 of the Debt into Common Stock (the "Conversion Shares") at a conversion price of $0.05 per share

(b)

The Conversion Shares shall be subject to appropriate adjustment for reclassifications, stock splits, stock dividends, spin-offs or distributions, share combinations or other similar changes affecting the Common Stock as a whole.

(c)

The Conversion Shares shall be allocated as directed in writing by LENDER. LENDER shall inform the Company, in writing as to the allocation of the Conversion Shares no later than 30 days following the Effective Date.

(d)

The Debt Conversion shall be classified in a manner acceptable to the Company’s bookkeepers and in compliance with United States Generally Acceptable Accounting Practices.

(e)

The Conversion Shares shall be issued pursuant to Rule 506 of Regulation D of the Securities Act of 1933.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

(a)

As of the date hereof, the Company has 100,000,000 shares of Common Stock authorized, of which 67,124,850 shares of Common Stock are issued and outstanding. The Conversion Shares, totalling 2,000,000 shares of Common Stock, to be issued and delivered to the LENDER upon Debt Conversion have been duly authorized and when issued upon such Debt Conversion, will be validly issued, fully-paid and non-assessable. The Conversion Shares will be "restricted securities" as defined under Rule 144 promulgated under the Securities Act and shall bear a restrictive legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED

PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

(b)

The Company has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Company to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms and does not conflict with, result in a breach or violation of or constitute (or with notice of lapse of time or both constitute) a default under any instrument, contract or other agreement to which the Company or its subsidiaries is a party. The terms and conditions of the Debt Conversion have been negotiated by and with the approval of all of the non-interested directors of the Company.

(c)

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

(d)

The Company has delivered or made available to the LENDER prior to the execution of this Agreement true and complete copies of all periodic reports, registration statements and proxy statements filed by it with the Commission. Each of such filings with the Commission (collectively the "SEC Filings"), as of its filing date, complied in all material respects with the requirements of the rules and regulations promulgated by the Commission with respect thereto and did not contain any untrue statement of a material fact or omit a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which such statements were made.

(e)

Since September 25, 2002, the Company has conducted its business in compliance in all material respects with all applicable laws, rules, regulations, court or administrative orders and processes and rules, directives and orders of regulatory and self-regulatory agencies and bodies, except as would not reasonably be expected, singly or in the aggregate, to be materially adverse to the business, assets or financial condition of the Company.

         3. REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE LENDER.

The LENDER represents and warrants to the Company as follows:

(a)

The LENDER has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the LENDER to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of the LENDER enforceable in accordance with its terms.

(b)

The LENDER has reviewed the filings of the Company referred to in Section 2(d) above.

(c)

The LENDER has been given an opportunity to ask questions and receive answers from the officers and directors of the Company and to obtain additional information from the Company.

(d)

The LENDER has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company's securities and has obtained, in its judgment, sufficient information about the Company to evaluate the merits and risks of an investment in the Company.

(e)

The LENDER is relying solely on the representations and warranties contained in Section 2 hereof and in certificates delivered hereunder in making their decision to enter into this Agreement and consummate the transactions contemplated hereby and no oral representations or warranties of any kind have been made by the Company or its officers, directors, employees or agents to the LENDER.

(f)

The LENDER hereby consents to the Company's repurchase of $100,000 of the Interest with the execution of this Agreement and agrees that it will not exercise any rights or remedies it may have against the Company in connection with such repurchase.

         4. CONDITIONS.

(a)

The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfilment of the following conditions:

                           (i) The representations, warranties and covenants of the LENDER set forth in Section 3 hereof shall be true and correct on and as of the Closing date.

                           (ii) All proceedings, corporate or otherwise, to be taken by the LENDER in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or the LENDER shall have been obtained in form and substance reasonably satisfactory to the Company.

(b)

The obligations of the LENDER to consummate the transactions contemplated by this Agreement shall be subject to the fulfilment of the following conditions:

                           (i) The representations, warranties and covenants of the Company set forth in Section 2 hereof shall be true and correct on and as of the Closing date.

                           (ii) All proceedings, corporate or otherwise, to be taken by the Company in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or the LENDER shall have been obtained in form and substance reasonably satisfactory to the LENDER.

         5. REGISTRATION.

(a)

Restricted Securities. Neither the Securities nor any portion thereof may be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or such portion thereof) or an available exemption from registration under the Securities Act, the Securities and each portion thereof must be held indefinitely.

(b)

The Company shall bear all fees and expenses attendant to issuance of the Conversion Shares.

         6. TERMINATION. This Agreement may be terminated at any time prior to issuance of the Conversion Shares by either Party, but only for a material breach of any of the representations, warranties and covenants by the other Party.

         7. MISCELLANEOUS.

(a)

Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(b)

This Agreement may be executed in any number of counterparts and all such counterparts shall together constitute but one and the same agreement.

(c)

Executed copies of this Agreement may be delivered by and to the Parties electronically, and such electronically delivered electronic copies shall be deemed originals.

(d)

All obligations of the Company and rights of the LENDER expressed herein shall be in addition to and not in limitation of those provided by applicable law.

(e)

This Agreement shall be binding upon the Parties and their respective successors and assigns, and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

(f)

The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person or entity.

(g)

All amendments or modifications of this Agreement and all consents, waivers and notices delivered hereunder or in connection herewith shall be in writing.

(h)

This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect thereto.

         9. WAIVER OF JURY TRIAL. Each of the Parties hereby irrevocably waives all right to a trial by jury in any action, proceeding or counter claim arise out of or relating to this agreement or the transactions contemplated hereby.

         10. SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that any remedy at law for any breach of the provisions of this agreement would be inadequate, and each party hereto hereby consents to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

                  IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                ADVANCED BIOMEDICAL TECHNOLOGIES, INC.

                                By: /s/ WANG HUI

                                --------------------------------------------

                                Name: WANG Hui

                                Title: CEO

                                TITAN TECHNOLOGY DEVELOPMENT LTD.

                                By: /s/ CHI FUNG YU

                                --------------------------------------------

                                Name:  Chi Fung Yu

                                Title: President